EXHIBIT 21
Subsidiaries of HSBC Finance Corporation

US — State
Names of Subsidiaries	Organized

AHLIC Investment Holdings Corporation	Delaware
B.I.G. Insurance Agency, Inc.	Ohio
Beaver Valley, Inc.	Delaware
Bencharge Credit Service Holding Company	Delaware
Beneficial Alabama Inc.	Alabama
Beneficial Arizona Inc.	Delaware
Beneficial California Inc.	Delaware
Beneficial Colorado Inc.	Delaware
Beneficial Commercial Corporation	Delaware
Beneficial Commercial Holding Corporation	Delaware
Beneficial Company LLC (f/k/a Beneficial Corporation)	Delaware
Beneficial Connecticut Inc.	Delaware
Beneficial Consumer Discount Company	Pennsylvania
dba BMC of PA
Beneficial Credit Services Inc.	Delaware
Beneficial Credit Services of Connecticut Inc.	Delaware
Beneficial Credit Services of Mississippi Inc.	Delaware
Beneficial Credit Services of South Carolina Inc.	Delaware
Beneficial Delaware Inc.	Delaware
Beneficial Direct, Inc.	New Jersey
Beneficial Discount Co. of Virginia	Delaware
Beneficial Facilities Corporation	New Jersey
Beneficial Finance Co.	Delaware
Beneficial Finance Co. of West Virginia	Delaware
Beneficial Finance Services, Inc.	Kansas
Beneficial Florida Inc.	Delaware
dba Beneficial Credit Services Inc.
Beneficial Franchise Company Inc.	Delaware
Beneficial Georgia Inc.	Delaware
Beneficial Hawaii Inc.	Delaware
Beneficial Homeowner Service Corporation	Delaware
Beneficial Idaho Inc.	Delaware
Beneficial Illinois Inc.	Delaware
Beneficial Income Tax Service Holding Co., Inc.	Delaware
Beneficial Indiana Inc.	Delaware
dba Beneficial Mortgage Co. of Indiana
Beneficial Investment Co.	Delaware
Beneficial Iowa Inc.	Iowa
Beneficial Kansas Inc.	Kansas
Beneficial Kentucky Inc.	Delaware
Beneficial Land Company, Inc.	New Jersey
Beneficial Leasing Group, Inc.	Delaware

US — State
Names of Subsidiaries	Organized

Beneficial Loan & Thrift Co.	Minnesota
Beneficial Loan Corporation of Kentucky	Kentucky
Beneficial Louisiana Inc.	Delaware
Beneficial Maine Inc.	Delaware
dba Beneficial Credit Services
Beneficial Management Corporation	Delaware
Beneficial Management Corporation of America	Delaware
Beneficial Management Headquarters, Inc.	New Jersey
Beneficial Management Institute, Inc.	New York
Beneficial Mark Holding Inc.	Delaware
Beneficial Maryland Inc.	Delaware
Beneficial Massachusetts Inc.	Delaware
Beneficial Michigan Inc.	Delaware
Beneficial Mississippi Inc.	Delaware
Beneficial Missouri, Inc.	Delaware
Beneficial Montana Inc.	Delaware
Beneficial Mortgage Co. of Arizona	Delaware
Beneficial Mortgage Co. of Colorado	Delaware
Beneficial Mortgage Co. of Connecticut	Delaware
Beneficial Mortgage Co. of Florida	Delaware
Beneficial Mortgage Co. of Georgia	Delaware
Beneficial Mortgage Co. of Idaho	Delaware
Beneficial Mortgage Co. of Indiana	Delaware
Beneficial Mortgage Co. of Kansas, Inc.	Delaware
Beneficial Mortgage Co. of Louisiana	Delaware
Beneficial Mortgage Co. of Maryland	Delaware
Beneficial Mortgage Co. of Massachusetts	Delaware
Beneficial Mortgage Co. of Mississippi	Delaware
Beneficial Mortgage Co. of Missouri, Inc.	Delaware
Beneficial Mortgage Co. of Nevada	Delaware
Beneficial Mortgage Co. of New Hampshire	Delaware
Beneficial Mortgage Co. of North Carolina	Delaware
Beneficial Mortgage Co. of Oklahoma	Delaware
Beneficial Mortgage Co. of Rhode Island	Delaware
Beneficial Mortgage Co. of South Carolina	Delaware
Beneficial Mortgage Co. of Texas	Delaware
Beneficial Mortgage Co. of Utah	Delaware
Beneficial Mortgage Co. of Virginia	Delaware
Beneficial Mortgage Corporation	Delaware
Beneficial Mortgage Holding Company	Delaware
Beneficial Nebraska Inc.	Nebraska
Beneficial Nevada Inc.	Delaware
Beneficial New Hampshire Inc.	Delaware
Beneficial New Jersey Inc.	Delaware
Beneficial New Mexico Inc.	Delaware

US — State
Names of Subsidiaries	Organized

Beneficial New York Inc.	New York
Beneficial North Carolina Inc.	Delaware
Beneficial Ohio Inc.	Delaware
Beneficial Oklahoma Inc.	Delaware
dba Beneficial Credit Services
Beneficial Oregon Inc.	Delaware
Beneficial Real Estate Company, Inc.	New Jersey
Beneficial Real Estate Joint Venture, Inc.	Delaware
Beneficial Rhode Island Inc.	Delaware
Beneficial Service Corporation	Delaware
Beneficial Service Corporation of Delaware	Delaware
Beneficial South Carolina Inc.	Delaware
Beneficial South Dakota Inc.	Delaware
Beneficial Systems Development Corporation	Delaware
Beneficial Technology Corporation	Delaware
Beneficial Tennessee Inc.	Tennessee
Beneficial Texas Inc.	Texas
Beneficial Trademark Co.	Delaware
Beneficial Utah Inc.	Delaware
Beneficial Vermont Inc.	Delaware
Beneficial Virginia Inc.	Delaware
Beneficial Washington Inc.	Delaware
Beneficial West Virginia, Inc.	West Virginia
Beneficial Wisconsin Inc.	Delaware
Beneficial Wyoming Inc.	Wyoming
dba Beneficial Credit Services
Benevest Escrow Company	Delaware
Benevest Group Inc.	Delaware
Benevest Services, Inc.	Washington
BFC Agency, Inc.	Delaware
BFC Insurance Agency of Nevada	Nevada
BMC Holding Company	Delaware
Bon Secour Properties Inc.	Alabama
Business Lakeview, Inc.	Delaware
Cal-Pacific Services, Inc.	California
Capital Financial Services Inc.	Nevada
dba Capital Financial Services I Inc.
dba Capital Financial Services No. 1 Inc.
dba CFSI, Inc.
dba HB Financial Services
Central Insurance Administrators, Inc.	Delaware
Chattanooga Valley Associates	Tennessee
Com Realty, Inc.	Delaware
Craig-Hallum Corporation	Delaware
Decision One Loan Company of Minnesota	Minnesota

US — State
Names of Subsidiaries	Organized

Decision One Mortgage Company, LLC	North Carolina
Eighth HFC Leasing Corporation	Delaware
Eleventh Avenue Properties Corporation	Delaware
Fifteenth HFC Leasing Corporation	Delaware
Fifth HFC Leasing Corporation	Delaware
Financial Network Alliance, L.L.P.	Illinois
First Central National Life Insurance Company of New York	New York
FNA Consumer Discount Company	Pennsylvania
Fourteenth HFC Leasing Corporation	Delaware
Fourth HFC Leasing Corporation	Delaware
H I Venture Four, Inc.	Florida
H I Venture One, Inc.	Florida
H I Venture Three, Inc.	Florida
Hamilton Investments, Inc.	Delaware
Harbour Island Inc.	Florida
HFC Agency of Missouri, Inc.	Missouri
HFC Commercial Realty, Inc.	Delaware
HFC Company LLC (f/k/a Household Group, Inc.)	Delaware
HFC Leasing, Inc.	Delaware
HFS Investments, Inc.	Nevada
HFTA Consumer Discount Co.	Pennsylvania
HFTA Corporation	Delaware
HFTA Eighth Corporation	Ohio
HFTA Fifth Corporation	Nevada
HFTA First Financial Corp.	California
HFTA Fourth Corporation	Minnesota
HFTA Ninth Corporation	West Virginia
HFTA Second Corporation	Alabama
HFTA Seventh Corporation	New Jersey
HFTA Sixth Corporation	Nevada
HFTA Tenth Corporation	Washington
HFTA Third Corporation	Delaware
Household Acquisition Corporation	Delaware
Household Affinity Funding Corporation II	Delaware
Household Affinity Funding Corporation III	Delaware
Household Aviation, LLC	Delaware
Household Business Services, Inc.	Delaware
Household Capital Markets LLC	Delaware
Household Card Funding Corporation	Delaware
Household Commercial Financial Services, Inc.	Delaware
Household Commercial of California, Inc.	California
Household Company of Maine	Maine
Household Consumer Loan Corporation	Nevada
Household Consumer Loan Corporation II	Delaware
Household Corporation	Delaware

US — State
Names of Subsidiaries	Organized

Household Credit Services Overseas, Inc.	Delaware
Household Finance Consumer Discount Company	Pennsylvania
Household Finance Corporation	Delaware
Household Finance Corporation II	Delaware
dba Household Mortgage Company
dba Household Finance Corporation of Virginia
Household Finance Corporation III	Delaware
dba HFC Mortgage of Nebraska
dba Household Mortgage Services
dba HSBC Mortgage
Household Finance Corporation of Alabama	Alabama
Household Finance Corporation of California	Delaware
Household Finance Corporation of Nevada	Delaware
Household Finance Corporation of West Virginia	West Virginia
Household Finance Industrial Loan Company	Washington
Household Finance Industrial Loan Company of Iowa	Iowa
Household Finance Realty Corporation of Nevada	Delaware
Household Finance Realty Corporation of New York	Delaware
Household Financial Center Inc.	Tennessee
Household Financial Services, Inc	Delaware
Household Global Funding, Inc.	Delaware
Household Industrial Finance Company	Minnesota
Household Industrial Loan Co. of Kentucky	Kentucky
Household Insurance Agency, Inc.	Michigan
Household Insurance Agency, Inc. Nevada	Nevada
Household Insurance Group Holding Company	Delaware
Household Insurance Group, Inc.	Delaware
Household Investment Funding, Inc.	Delaware
Household Ireland Holdings Inc.	Delaware
Household Life Insurance Co. of Arizona	Arizona
Household Life Insurance Company	Michigan
Household Life Insurance Company of Delaware	Delaware
Household N Q Pension Company	Delaware
Household OPEB I, Inc.	Illinois
Household Pooling Corporation	Nevada
Household Realty Corporation	Delaware
Household Receivables Acquisition Company	Delaware
Household Receivables Acquisition Company II	Delaware
Household Receivables Funding, Inc. III	Delaware
Household Recovery Services Corporation	Delaware
Household REIT Corporation	Nevada
Household Relocation Management, Inc.	Illinois
Household Servicing, Inc.	Delaware
Household Tax Masters Acquisition Corporation	Delaware
Housekey Financial Corporation	Illinois

US — State
Names of Subsidiaries	Organized

HSBC – GR Corp. (f/k/a Household Financial Group, Ltd.)	Delaware
HSBC Affinity Corporation I (f/k/a HFC Card Funding Corporation)	Delaware
HSBC Auto Accounts Inc. (f/k/a OFL-A Receivables Corp.)	Delaware
HSBC Auto Credit Inc. (f/k/a Household Automotive Credit Corporation)	Delaware
HSBC Auto Finance Inc. (f/k/a Household Automotive Finance Corporation)	Delaware
HSBC Auto Receivables Corporation (f/k/a Household Auto Receivables Corporation)	Nevada
HSBC Bank Nevada N. A. (f/k/a Household Bank (SB), N.A.)	United States
HSBC Card Services (III) Inc. (f/k/a Household Card Services, Inc.)	Nevada
HSBC Card Services (III) Inc. (f/k/a Household Credit Services, Inc.)	Delaware
HSBC Card Services II Inc. (f/k/a Household Credit Services II, Inc.)	Oregon
HSBC Credit Center, Inc.	Delaware
HSBC Home Equity Loan Corporation I (f/k/a HFC Revolving Corporation)	Delaware
HSBC Insurance Company of Delaware (f/k/a Service General Insurance Company)	Ohio
HSBC Mortgage Funding Corporation I (f/k/a Household Mortgage Funding Corporation III)	Delaware
HSBC Mortgage Services Warehouse Lending Inc.(f/k/a HFC Funding Corporation)	Delaware
HSBC Pay Services, Inc. (f/k/a Household Payroll Services, Inc.)	Delaware
HSBC Retail Services Inc. (f/k/a Household Retail Services, Inc.)	Delaware
HSBC Single Seller Depositor (USA) LLC	Delaware
HSBC Taxpayer Financial Services Inc.(f/k/a Household Tax Masters Inc.)	Delaware
HSBC TFS I 2005 LLC	Delaware
HSBC TFS I LLC	Delaware
HSBC TFS II 2005 LLC	Delaware
HSBC TFS II LLC	Delaware
Hull 752 Corporation	Delaware
Hull 753 Corporation	Delaware
JV Mortgage Capital Consumer Discount Company	Pennsylvania
JV Mortgage Capital, Inc.	Delaware
JV Mortgage Capital, L.P.	Delaware
KMD Center, Inc.	Delaware
Leasing at Sixty-First Corporation	Delaware
Macray Corporation	California
magnUS Services, Inc.	Delaware
MES Insurance Agency, LLC	Delaware
Metris Receivables, Inc.	Delaware
Moore’s Realty Inc.	Delaware
Mortgage One Corporation	Delaware
Mortgage Two Corporation	Delaware
MTX LLC	Delaware
Neil Corporation	Delaware
Nineteenth HFC Leasing Corporation	Delaware
North Indemnity Insurance Company	Delaware
Old K & B Corporation	Michigan
Pacific Agency, Inc.	Nevada
Pacific Finance Loans	California
Pargen Corporation	California

US — State
Names of Subsidiaries	Organized

Personal Mortgage Corporation	Delaware
Personal Mortgage Holding Company	Delaware
PPSG Corporation	Delaware
Properties on Twenty-Second Corporation	Delaware
Real Estate Collateral Management Company	Delaware
Renaissance Bankcard Services of Kentucky	Kentucky
Second HFC Leasing Corporation	Delaware
Service Administrators, Inc. (USA)	Colorado
Service Management Corporation	Ohio
Seven Acres Leasing Corporation	Delaware
Seventh HFC Leasing Corporation	Delaware
Silliman Corporation	Delaware
Sixth HFC Leasing Corporation	Delaware
South Property Corporation	Delaware
Southern Trust Company	Delaware
Southwest Beneficial Finance, Inc.	Illinois
Southwest Texas General Agency, Inc.	Texas
SPE 1 2005 Manager Inc.	Delaware
SPE 1 Manager Inc.	Delaware
Tampa Island Transit Company, Inc.	Florida
Tenth Leasing Corporation	Delaware
Third HFC Leasing Corporation	Delaware
Thirteenth HFC Leasing Corporation	Delaware
Twenty-Sixth Place Corporation	Delaware
Valley Properties Corporation	Tennessee
Wasco Properties, Inc.	Delaware
Wesco Insurance Company	Delaware
Non-US Affiliates

Names of Subsidiaries	Country Organized

Amstelveen FSC, Ltd.	Bermuda
Beneficial (Hungary) Financial Services Limited	Hungary
Beneficial Building Company Limited	England
Beneficial Data Systems Limited	England
Beneficial Finance a.s	Czech Republic
Beneficial Financial Services Limited	England
Beneficial Financing Limited	England
Beneficial Leasing Limited	England
Beneficial Limited	England
Beneficial Premium Services Limited	England
Beneficial Trust Investments Limited	England
Beneficial Trust Nominees Limited	England
BFC Insurance (Life) Limited	Ireland
BFC Insurance Limited	Ireland
BFC Ireland (Holdings) Limited	Ireland

Names of Subsidiaries	Country Organized

BFC Pension Plan (Ireland) Limited	Ireland
BFC Reinsurance Limited	Ireland
D.L.R.S. Limited	England
Endeavour Personal Finance Limited	England
First Finance Brokers Limited	England
Hamilton Financial Planning Services Ltd.	England
Hamilton Insurance Company Limited	England
Hamilton Life Assurance Company Limited	England
HFC Bank Limited	England
HFC Financial Services Holdings (Ireland) Limited	Ireland
HFC Pension Plan (Ireland) Limited	Ireland
HFC Pension Plan Limited	England
Household (Jersey) Limited	Channel Island
Household Commercial Canada, Inc.	Canada
Household Computer Services Limited	England
Household Finance Limited	England
Household Funding plc	England
Household Global Holdings, BV	Netherlands
Household International Europe Limited	England
Household International Netherlands B.V	Netherlands
Household Investments Limited	England
Household Leasing Limited	England
Household Management Corporation Limited	England & Wales
Household Overseas Limited	England
Household Realty Corporation Limited	Canada
Household Trust Company	Canada
HSBC Finance Corporation Canada (f/k/a Household Finance Corporation of Canada)	Canada
HSBC Financial Corporation Limited (f/k/a Household Financial Corporation Limited)	Canada
HSBC Retail Services Limited (f/k/a Household Financial Corporation Inc.)	Canada
ICOM Limited	Bermuda
Invis Inc.	Canada
John Lewis Financial Services Limited	England
Night Watch FSC, Ltd.	Bermuda
Overseas Leasing Five FSC, Ltd.	Bermuda
Overseas Leasing Four FSC, Ltd.	Bermuda
Overseas Leasing One FSC, Ltd.	Bermuda
Overseas Leasing Twp FSC, Ltd.	Bermuda
Security Trust Limited	England
Sterling Credit Limited	England
Sterling Credit Management Limited	England
Sterling Mortgages Limited	England
The Loan Corporation Limited	England